Long-Term Incentive Plan	21 Months Ended
Sep. 30, 2020
Share-based Payment Arrangement [Abstract]
Long-Term Incentive Plan

Note 12. Long-Term Incentive Plan

On June 11, 2019, our Board of Directors (the “Board”) approved the Midwest Holding Inc. Long-Term Incentive Plan. The purposes of this Long-Term Incentive Plan (“LTIP”) is to create incentives which are designed to motivate participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success. Toward these objectives, this Plan provides for the grant of Options, Restricted Stock Awards, Restricted Stock Units, SARs, Performance Units, Performance Bonuses, Stock Awards and Other Incentive Awards to Eligible Employees and the grant of Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, SARs, Performance Units, Stock Awards and Other Incentive Awards to Consultants and Eligible Directors, subject to the conditions set forth in this Plan. All awards are required to be established, approved, and/or granted by our Board.

On July 19, 2019, the Company granted stock options for 17,900 shares that are exercisable during a ten-year period after the date of grant at a price of $25.00 per share with one-third exercisable after July 17, 2021 and two-thirds exercisable after July 17, 2023. The fair market value of the shares was approximately $8.00 a share at grant date.

The Company’s management team considered the stock options as compensation. Using the Black-Scholes Model we determined the consideration should be $143,200. The factors we used to determine the consideration were the following:  the weighted average fair market value at grant date of $8.00 a share, exercise price of $25.00 a share, time to maturity of 10 years, annual risk-free interest rate of 1.84% based upon the 10 year U.S. Treasury rate at grant date, and a 200% volatility based on the change in price of the stock between the decision and grant date, the amount of shares and the closely held nature of the stock before the grant.

On July 21, 2020, the Company granted additional stock options for 26,300 shares voting common stock.  The Company’s management team considered the stock options as compensation. Using the Black-Scholes Model we determined the consideration should be $333,500.  The factors we used to determine the consideration were the following:  the weighted average fair market value at grant date of $14.50 a share, exercise price of $25.00 a share, time to maturity of 10 years, annual risk-free interest rate of .55% based upon the 10 year U.S. Treasury rate at grant date, and a 60% volatility based on the valuation that was completed for this stock grant.

On September 13, 2020, the Company granted additional stock options for 6,667 to a new employee with an exercise price of $25.00 a share.

For the nine months ending September 30, 2020 and year ended December 31, 2019, we amortized the consideration , from the three stock option grants above, over the two and four year vesting tranches for an expense and additional paid in capital of $54,827 and 21,745, respectively. On May 1, 2020, 200 stock options became vested by two Board members resigning from the Board.

As of the nine months ended September 30, 2020, the outstanding non-vested stock was 47,317 with 3,350 being forfeited.

Table below show the remaining non-vested shares as of September 30, 2020:

	2020 Stock	2019 Stock
	Options	Options
	Outstanding(1)	Outstanding(1)
Non-vested at December 31, 2019	17,900	17,900
Granted	32,967	—
Forfeited	(3,350)	—
Vested	(200)
Non-vested at September 30, 2020	47,317	17,900